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                                                                 EXHIBIT 10.11.4

                           FIRST AMENDMENT TO GUARANTY

        THIS FIRST AMENDMENT TO GUARANTY (herein called the "Amendment") is made as of December 21, 1999, by and among 3Dfx Interactive, Inc., a California corporation ("Guarantor") and Bank One, Texas, N.A., as agent for the Lenders, as such term is defined in the Credit Agreement described below (in such capacity, "Agent").

                              W I T N E S S E T H:

        WHEREAS, STB Systems, Inc., a Texas corporation ("Borrower"), Agent and the lenders named therein entered into that certain Credit Agreement dated as of November 21, 1997, (as heretofore amended, supplemented, or restated, the "Original Credit Agreement"), for the purpose and consideration therein expressed, pursuant to which Borrower executed (i) in favor of Bank One, Texas, N.A. ("Bank One") that certain promissory note dated as of November 23, 1999, payable to the order of Bank One in the aggregate principal amount of $12,500,000 (the "Original Bank One Note") and (ii) in favor of Comerica Bank-Texas ("Comerica") that certain promissory note dated as of November 23, 1999, payable to the order of Comerica in the aggregate principal amount of $12,500,000; in each case which renewed and extended the promissory notes described therein (the "Original Comerica Note"; the Original Bank One Note and the Original Comerica Note are herein collectively referred to as the "Original Notes"); and

        WHEREAS, in connection with the transactions contemplated by the Original Credit Agreement, Guarantor executed and delivered to Agent, for the benefit of Lenders, that certain Guaranty dated as of November 3, 1999 (as heretofore amended, supplemented or restated, the "Original Guaranty"), pursuant to which Guarantor guaranteed the payment and performance of all obligations of Borrower under the Original Credit Agreement; and

        WHEREAS, Borrower, Agent and the lenders named therein are or are to become parties to an Amended and Restated Credit Agreement of even date herewith (as amended, supplemented, or restated, the "Credit Agreement"), amending and restating the Original Credit Agreement for the purpose and consideration therein expressed; and

        WHEREAS, pursuant to the Credit Agreement, Borrower executed (i) in favor of Bank One that certain promissory note of even date herewith, payable to the order of Bank One in the aggregate principal amount of $12,500,000, renewing and extending the Original Bank One Note (the "New Bank One Note") and (ii) in favor of Comerica that certain promissory note of even date herewith, payable to the order of Comerica in the aggregate principal amount of $12,500,000, renewing and extending the Original Comerica Note (the "New Comerica Note"; the New Bank One Note and the New Comerica Note, as from time to time amended, and all promissory notes given in substitution, renewal or extension therefore or thereof, in whole or in part, being herein collectively called the "Note"); and

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        WHEREAS, as a condition precedent to the Credit Agreement, Guarantor is required to execute and deliver this Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Guaranty, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References

        Section 1.1. Terms Defined in the Original Guaranty. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

        Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

             "Amendment" means this First Amendment to Guaranty.

             "Guaranty" means the Original Guaranty as amended hereby.


                                   ARTICLE II.

                         Amendments to Original Guaranty

        Section 2.1. Terms. The Original Guaranty is hereby amended as follows:

        (a) When used in the Original Guaranty, the term "Credit Agreement" shall have the meaning assigned to such term in this Amendment.

        (b) When used in the Original Guaranty, the term "Note" shall have the meaning assigned to such term in this Amendment.

        (c) When used in the Original Guaranty, the term "Loan Documents" shall have the meaning assigned to such term in the Credit Agreement.



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                                  ARTICLE III.

                           Conditions of Effectiveness

        Section 3.1. Effective Date. This Amendment shall become effective when, and only when, Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by Guarantor.

                                   ARTICLE IV.

                         Representations and Warranties

        Section 4.1. Representations and Warranties of Guarantor. In order to induce each Lender to enter into this Amendment, Guarantor represents and warrants to each Lender that:

        (a) The representations and warranties contained in Section 9 of the Original Guaranty are true and correct at and as of the time of the effectiveness hereof.

        (b) Guarantor is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Guaranty. Guarantor has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Guarantor hereunder.

        (c) The execution and delivery by Guarantor of this Amendment, the performance by Guarantor of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Guarantor, or of any material agreement, judgment, license, order or permit applicable to or binding upon Guarantor, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Guarantor. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Guarantor of this Amendment or to consummate the transactions contemplated hereby.

        (d) When duly executed and delivered, each of this Amendment and the Guaranty will be a legal and binding obligation of Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.




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                                   ARTICLE V.

                                  Miscellaneous

        Section 5.1. Ratification of Agreements. The Original Guaranty as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Guaranty in any Loan Document shall be deemed to be a reference to the Original Guaranty as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Guaranty, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Guaranty or any other Loan Document.

        Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Guarantor herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.

        Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        Section 5.4. GOVERNING LAW. THIS AMENDMENT IS TO BE PERFORMED IN THE STATE OF TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF SUCH STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS OF TEXAS.

        Section 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.


                                       3DFX INTERACTIVE, INC.

                                       By: /s/ AUTHORIZED OFFICER
                                          ------------------------------------
                                          Name:
                                          Title:

                                       BANK ONE, TEXAS, N.A., AS AGENT AND
                                       INDIVIDUALLY AS A LENDER

                                       By: /s/ AUTHORIZED OFFICER
                                          ------------------------------------
                                          Name:
                                          Title: